UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 17, 2017

Date of Report (Date of earliest event reported)

WHITE MOUNTAINS INSURANCE GROUP, LTD.

(Exact name of registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation or organization)	1-8993 (Commission file number)	94-2708455 (I.R.S. Employer Identification No.)

80 South Main Street, Hanover, New Hampshire 03755

(Address of principal executive offices)

(603) 640-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☒ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01  Other Events.

On August 17, 2017 White Mountains Insurance Group, Ltd., a company organized under the laws of Bermuda (the “Company” or “White Mountains”), announced that it intends to commence a “modified Dutch auction” self-tender offer to purchase 500,000 of its common shares, or such lesser number of its common shares as are properly tendered and not properly withdrawn, at a purchase price of not greater than $875 or less than $825 per share, net to the seller in cash (the “Offer”). The Offer is expected to commence on August 17, 2017 and expire at 12:00 midnight, New York City time, at the end of the day on September 14, 2017, unless extended.

Attached as Exhibit 99.1, and incorporated by reference herein, is a copy of the Company’s press release dated August 17, 2017 announcing the Company’s intention to commence the Offer.

Tender Offer Statement

This communication is for informational purposes only and is not an offer to buy or the solicitation of an offer to sell any shares of the Company’s common shares. The solicitation and offer to buy the Company’s common shares will only be made pursuant to the offer to purchase and the related materials that the Company will send to its shareholders shortly after commencement of the Offer. Shareholders should carefully read those materials when they are available because they will contain important information, including the various terms and conditions of the Offer. Neither the Company nor its directors make any recommendation as to whether to tender shares or as to the price at which to tender them. Shareholders may obtain free copies, when available, of the offer to purchase, the letter of transmittal and the related materials that will be filed by the Company with the Securities and Exchange Commission at the commission’s website at www.sec.gov. Shareholders also may obtain a copy of these documents, without charge, from the Company’s website: www.whitemountains.com.  Shareholders are urged to read these materials carefully prior to making any decision with respect to the offer. Shareholders and investors who have questions or need assistance may call D.F. King & Co., Inc. at (800) 893-5865 (toll free) or email wtm@dfking.com.

Forward-Looking Statements

This communication may contain “forward-looking statements”. All statements, other than statements of historical facts, included or referenced in this release which address activities, events or developments which White Mountains expects or anticipates will or may occur in the future are forward-looking statements. The words “will”, “believe”, “intend”, “expect”, “anticipate”, “project”, “estimate”, “predict” and similar expressions are also intended to identify forward-looking statements. These forward-looking statements include, among others, statements with respect to White Mountains’s: change in adjusted book value per share or return on equity; business strategy; financial and operating targets or plans; incurred loss and loss adjustment expenses and the adequacy of its loss and loss adjustment expense reserves and related reinsurance; projections of revenues, income (or loss), earnings (or loss) per share, dividends, market share or other financial forecasts; expansion and growth of our business and operations; and future capital expenditures. These statements are based on certain assumptions and analyses made by White Mountains in light of its experience and perception of historical trends, current conditions and expected future developments, as well as other factors believed to be appropriate in the circumstances. However, whether actual results and developments will conform with its expectations and predictions is subject to a number of risks and uncertainties that could cause actual results to differ materially from expectations, including: the risk that OneBeacon’s proposed merger with Intact Financial Corporation (the “OneBeacon Transaction”) may not be completed on the currently contemplated timeline or at all; the possibility that any or all of the various conditions to the consummation of the OneBeacon Transaction may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement dated May 2, 2017, among OneBeacon, Intact Financial Corporation and the other parties thereto (the “Merger Agreement”), including in circumstances which would require OneBeacon to pay a termination fee or other expenses; risks related to diverting management’s attention from White Mountains’s or OneBeacon’s ongoing business operations and other risks related to the announcement or pendency of the OneBeacon Transaction, including on White Mountains’s or OneBeacon’s ability to retain and hire key personnel, their ability to maintain relationships with its customers, policyholders, brokers, service providers and others with whom they do business and their operating results and business generally; the risk that shareholder litigation in connection with the transactions contemplated by the Merger Agreement may result in significant costs of defense, indemnification and liability; the risks that are described from time to time in White Mountains’s filings with the Securities and Exchange Commission, including but not limited to White Mountains’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 filed February 27, 2017; claims arising from catastrophic events, such as hurricanes, earthquakes, floods, fires, terrorist attacks or severe winter weather; the continued availability of capital and financing; general economic, market or business conditions; business opportunities (or lack thereof) that may be presented to it and pursued; competitive forces, including the conduct of other property and casualty insurers and reinsurers; changes in domestic or foreign laws or regulations, or their interpretation, applicable to White Mountains, its competitors or its customers; an economic downturn or other economic conditions adversely affecting its financial position; recorded loss reserves subsequently proving to have been inadequate; actions taken by ratings agencies from time to time, such as financial strength or credit ratings downgrades or placing ratings on negative watch; and other factors, most of which are beyond White Mountains’s control. Consequently, all of the forward-looking statements made in this communication are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by White Mountains will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, White Mountains or its business or operations. Except for our obligations under Rule 13e-4(c)(3) and Rule 13e-4(e)(3) of the Exchange Act to disclose any material changes in the information previously disclosed to shareholders or as otherwise required by law, the Company assumes no obligation to publicly update any such forward-looking statements, whether as a result of new information, future events or otherwise.

ITEM 9.01.                               Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated as of August 17, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHITE MOUNTAINS INSURANCE GROUP, LTD. (Registrant)

DATED: August 17, 2017	By:	/s/ J. BRIAN PALMER
J. Brian Palmer
Managing Director and Chief Accounting Officer

INDEX OF EXHIBITS

Exhibit No.	Description
99.1	Press Release, dated as of August 17, 2017